UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

WORLD STEVIA CORP.

(Exact name of registrant as specified in charter)

Nevada	333-183239	99-0373498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78/51B Tue Tinh Street, Nha Trang Khanh Hoa Province, Vietnam	N/A
(Address of principal executive offices)	(Zip Code)

+84-0914085843

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

Effective September 13, 2013, FINRA changed the trading symbol of World Stevia Corp. (the “Company”) to WSTV.

In conjunction with the Company’s recent name and symbol change, the Company has decided to change its focus.  The Company is now an agricultural biotechnology company engaged in the cultivation and harvest of stevia leaf and the development of stevia products.  The Company is focused on delivering high value stevia through excellent agricultural methodologies and innovative post-harvest techniques.

In addition, effective September 13, 2013, the Company’s new address is: 78/51B Tinh Street, Nha Trang,

Khanh Hoa Province, Vietnam and its new telephone number is:  +84-0914085843.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Stevia Corp.

Date: September 13, 2013	By:	/s/ Quinn Ryan Louie
Quinn Ryan Louie, President